UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2017 (March 6, 2017)

EQUINOX FRONTIER FUNDS

EQUINOX FRONTIER DIVERSIFIED FUND

EQUINOX FRONTIER LONG/SHORT COMMODITY FUND

EQUINOX FRONTIER MASTERS FUND

EQUINOX FRONTIER BALANCED FUND

EQUINOX FRONTIER HERITAGE FUND

EQUINOX FRONTIER SELECT FUND

EQUINOX FRONTIER WINTON FUND

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51274	36-6815533
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Wakefield Advisors, LLC

25568 Genesee Trail Road

Golden, Colorado 80401

(Address of Principal Executive Offices)

(303) 454-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.01. Changes in Control of Registrant.

Equinox Frontier Funds (the “Trust”) is organized in seven separate series. Each of Equinox Frontier Diversified Fund, Equinox Frontier Long/Short Commodity Fund, Equinox Frontier Masters Fund, Equinox Frontier Balanced Fund, Equinox Frontier Heritage Fund, Equinox Frontier Select Fund and Equinox Frontier Winton Fund (each a “Fund”) is a separate series of the Trust.

On December 5, 2016, Equinox Fund Management, LLC (“Equinox”), Wakefield Advisors, LLC, and Frontier Fund Management LLC (“Frontier”) entered into a Unit Purchase Agreement (the “Agreement”). Equinox was the managing owner of the Trust and the Funds. Pursuant to the Agreement, Equinox agreed to transfer to Frontier such amount of Equinox’s General Units (as defined in the Second Amended and Restated Declaration of Trust and Trust Agreement (the “Trust Agreement”)) as Frontier shall be required to hold in its capacity as managing owner of the Trust pursuant to the Trust Agreement, as amended, and redeem the remainder of Equinox’s General Units (the “Transaction”).

The Transaction was consummated on March 6, 2017, and upon consummation of the Transaction, Frontier became the managing owner of the Trust and each Fund, in replacement of Equinox. Consequently, consummation of the Transaction constituted a change of control in respect of the Trust and each Fund.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Trust Agreement was amended to effect certain changes to replace Equinox as the managing owner and to reflect Frontier as the new managing owner.

A copy of the First Amendment to the Trust Agreement is filed as Exhibit 4.1 hereto.

Item 8.01. Other Events.

Frontier has temporarily suspended the sale of Units (as defined in the Trust Agreement) while Frontier engages with the Securities and Exchange Commission to have declared effective a post-effective amendment to the Funds’ registration statements, as well as approval by the National Futures Association. The Funds will file another Form 8-K to announce the resumption of the sale of Units, which Frontier expects will occur shortly.

Frontier is seeking to cause the suspension to be lifted as promptly as practicable.

Any forward-looking statements herein are based on expectations of Frontier at this time. Whether or not actual results and developments will conform to Frontier’s expectations and predictions, however, is subject to a number of risks and uncertainties, including the special considerations discussed in the Funds’ prospectuses, general economic, market and business conditions, changes in laws or regulations or other actions made by governmental authorities or regulatory bodies, and other world economic and political developments. The Funds and Frontier undertake no duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	First Amendment to Second Amended and Restated Declaration of Trust and Trust Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Funds (Registrant)

	By:	/s/ Patrick F. Hart III Patrick F. Hart III
Date: March 10, 2017		Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Diversified Fund, a Series of Equinox Frontier Funds (Registrant)

Date: March 10, 2017	By:	/s/ Patrick F. Hart III Patrick F. Hart III
Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Equinox Frontier Diversified Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Long/Short Commodity Fund, a Series of Equinox Frontier Funds (Registrant)

Date: March 10, 2017	By:	/s/ Patrick F. Hart III Patrick F. Hart III
Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Equinox Frontier Long/Short Commodity Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Masters Fund, a Series of Equinox Frontier Funds (Registrant)

Date: March 10, 2017	By:	/s/ Patrick F. Hart III Patrick F. Hart III
Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Equinox Frontier Masters Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Balanced Fund, a Series of Equinox Frontier Funds (Registrant)

Date: March 10, 2017	By:	/s/ Patrick F. Hart III Patrick F. Hart III
Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Equinox Frontier Balanced Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Heritage Fund, a Series of Equinox Frontier Funds (Registrant)

Date: March 10, 2017	By:	/s/ Patrick F. Hart III Patrick F. Hart III
Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Equinox Frontier Heritage Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Select Fund, a Series of Equinox Frontier Funds (Registrant)

Date: March 10, 2017	By:	/s/ Patrick F. Hart III Patrick F. Hart III
Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Equinox Frontier Select Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Winton Fund, a Series of Equinox Frontier Funds (Registrant)

Date: March 10, 2017	By:	/s/ Patrick F. Hart III Patrick F. Hart III
Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Equinox Frontier Winton Fund, a Series of Equinox Frontier Funds

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